UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024

Nextracker Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41617	36-5047383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Paseo Padre Parkway, Fremont, California 94555

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 270-2500

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001	NXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2024, the Board of Directors (the “Board”) of Nextracker Inc. (the “Company”) appointed Charles “Chuck” Boynton as the Company’s Chief Financial Officer, effective as of a mutually agreed date that is expected to be in May 2024. In connection with Mr. Boynton’s appointment, David Bennett will step down as Chief Financial Officer and will continue to serve the Company as its Chief Accounting Officer, effective as of Mr. Boynton’s first day of employment with the Company.

In connection with his acceptance of his employment offer, Mr. Boynton has resigned from the Board of the Company, effective immediately. Prior to his resignation from the Board, Mr. Boynton was the Chair of the Audit Committee of the Board (the “Audit Committee”), and a member of the Nominating, Governance and Public Responsibility Committee of the Board. Mr. Boynton, 56, had served as a member of the Board since February 2023. Mr. Boynton’s resignation from the Board and its committees was in connection with his new position as Chief Financial Officer of the Company and was not due to any disagreement with the Company’s operations, policies or practices.

Mr. Boynton, 56, has served as the Chief Financial Officer of Logitech International S.A., a digital product company founded in Lausanne, Switzerland, since February 2023. Mr. Boynton previously served as the Executive Vice President, Chief Financial Officer of Plantronics, Inc. (dba Poly), a technology company specializing in video solutions and team collaboration (acquired by HP Inc. in October 2022) from March 2019 to October 2022. From March 2012 to May 2018, Mr. Boynton served as Executive Vice President and Chief Financial Officer of SunPower Corporation, a global vertically integrated solar company, and continued as an Executive Vice President until July 2018. Mr. Boynton served as the Chief Executive Officer and Chairman of the Board of 8point3 Energy Partners, an owner / operator of solar energy generation projects and affiliate of SunPower, from March 2015 to June 2018 (acquired by Capital Dynamics in July 2018). He also served as SunPower’s Principal Accounting Officer from October 2016 to March 2018. In March 2012, Mr. Boynton served as SunPower’s Acting Chief Financial Officer and as SunPower’s Vice President of Corporate Finance and Corporate Development from June 2010 to March 2012. Before joining SunPower, Mr. Boynton served as Chief Financial Officer of ServiceSource International, Inc. and Intelliden and previously held key financial positions at Commerce One, Inc., Kraft Foods, Inc. and Grant Thornton, LLP. Mr. Boynton was a certified public accountant, State of Illinois, and a Member FEI, Silicon Valley Chapter. Mr. Boynton received his Bachelor of Science in Accounting from Indiana University’s Kelley School of Business and his Master of Business Administration from Northwestern University’s Kellogg School of Management.

There are no transactions between Mr. Boynton and the Company that would be reportable under Item 404(a) of Regulation S-K.

In connection with Mr. Boynton’s resignation from the Audit Committee, Brandi Thomas, a current member of the Audit Committee, will become the Chair of the Audit Committee and current Board member Steven Mandel will become a member of the Audit Committee.

Boynton Offer Letter

In connection with Mr. Boynton’s appointment, the Board approved the following compensation package for Mr. Boynton, the terms of which are set forth in his offer letter with the Company (the “Offer Letter”): (i) an annual base salary of $600,000; (ii) commencing with fiscal year 2025, a target annual cash bonus opportunity of 90% of Mr. Boynton’s annual base salary; (iii) for fiscal year 2025, Mr. Boynton will be granted an annual equity award under the Company’s Second Amended and Restated 2022 Equity Incentive Plan (the “Equity Plan”), with a target grant date value of $6,000,000 in the aggregate, with 50% granted in the form of time-based restricted stock units (“RSUs”) and the remaining 50% granted in the form of performance-based RSUs (“PSUs”) that are earned subject to the Company’s achievement of financial performance metrics, the terms of which awards will be substantially consistent with those that apply to the annual equity awards granted to the Company’s other executive officers in fiscal 2025; (iv) a one-time sign-on cash award of $2,000,000, which is subject to repayment (in whole or in part) in the event Mr. Boynton is terminated for gross misconduct or he voluntarily resigns prior to the 24-month anniversary of his start date; (v) a one-time sign-on award of time-based RSUs under the Equity Plan with a target grant date value of $6,500,000 that vest in equal annual installments over three years; and (vi) employee benefits consistent with those provided to other similarly situated executive officers. Mr. Boynton’s employment with the Company is for no specified period and constitutes at-will employment.

The foregoing description of the Offer Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Offer Letter which will be filed with the Company’s Annual Report on Form 10-K for fiscal year 2024.

Item 7.01 Regulation FD Disclosure.

On March 18, 2024, the Company issued a press release announcing the appointment of Mr. Boynton. The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 18, 2024

104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nextracker Inc.

By:	/s/ Léah Schlesinger
Léah Schlesinger
General Counsel, Chief Ethics and Compliance Officer

Date: March 18, 2024